UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2026

CYABRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43214	99-4210757
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13 Gershon Shatz Tel Aviv Israel	6997543
(Address of registrant’s principal executive office)	(Zip code)

+972-54-768-8642

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CYAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of an amendment to the 2026 Omnibus Equity Incentive Plan

On September 2, 2026, Cyabra, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2026 Omnibus Equity Incentive Plan (the “2026 Plan”). The Plan Amendment provides for (i) a one-time increase of 20,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the maximum number of shares of Common Stock issuable under the 2026 Plan, from 2,072,125 shares to 22,072,125 shares, and (ii) an annual increase, but not a decrease, in the number of shares of Common Stock reserved for issuance under the 2026 Plan such that, as of January 1 of each year, the share reserve will equal 15% of the Company’s fully diluted capitalization as of December 31 of the immediately preceding year. The Plan Amendment was previously approved, subject to stockholder approval, by the Company’s Board of Directors on July 31, 2026.

A detailed summary of the Plan Amendment is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the Special Meeting, filed with the U.S. Securities and Exchange Commission on August 10, 2026 (the “Proxy Statement”), under the caption “Proposal 2 - The Plan Amendment Proposal,” which summary is incorporated herein by reference. The foregoing description of the Plan Amendment is qualified in its entirety by the full text of the Plan Amendment, which is attached as Annex A to the Proxy Statement and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final voting results of the Special Meeting are set forth below. The Company’s stockholders voted on the following proposals:

Proposal No. 1 — Nasdaq Proposal

The stockholders approved the issuance of shares of the Company’s Common Stock in connection with the Private Placement, the Exchange Agreement and the Conversion Agreements, all in excess of 20% of the Company’s outstanding Common Stock. The proposal required the affirmative vote of a majority of the votes cast at the Special Meeting. The votes were as follows, including shares of Series A Convertible Preferred Stock eligible to vote on an as-converted basis:

For	Against	Abstain
6,629,672	118,489	4,584

Proposal No. 2 — Plan Amendment Proposal.

The stockholders approved an amendment to the 2026 Plan providing for a one-time increase of 20,000,000 shares of Common Stock in the maximum number of shares issuable under the 2026 Plan and an annual adjustment to the share reserve based on 15% of the Company’s fully diluted capitalization. The proposal required the affirmative vote of a majority of the votes cast at the Special Meeting. The votes were as follows, including shares of Series A Convertible Preferred Stock eligible to vote on an as-converted basis:

For	Against	Abstain
6,318,847	422,993	10,905

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Cyabra, Inc. 2026 Omnibus Equity Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on August 10, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYABRA, INC.

Date: September 3, 2026	By:	/s/ Dan Brahmy
	Name:	Dan Brahmy
	Title:	Chief Executive Officer

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